                                                                    Exhibit 3(a)


                          CERTIFICATE OF INCORPORATION

                                       OF


                           H.L. FUNDING COMPANY, INC.


The undersigned Incorporator hereby forms a corporation under the Stock Corporation Act of the State of Connecticut:

ARTICLE FIRST:      The name of this corporation shall be H.L. Funding Company,
Inc.

ARTICLE SECOND:     The duration of this corporation shall be perpetual.

ARTICLE THIRD:      The purpose of this corporation is to engage in any lawful act or activity for which corporations may be formed, under the Stock Corporation Act of the State of Connecticut as now enacted or hereinafter amended.

ARTICLE FOURTH:     The total number of shares of stock which this corporation shall have authority to issue is one hundred (100) shares with a par value of one dollar ($1.00) per share. All such shares are of one class and are shares of common stock.

ARTICLE FIFTH:      The minimum amount of stated capital with which this
corporation shall commence business is one thousand ($1,000.00) dollars.

ARTICLE SIXTH:      The affirmative vote of holders of at least two-thirds of
the issued and outstanding shares of the common stock of this corporation shall be necessary for the following corporate actions:

     (i) issue or dispose of any capital stock or other security of this corporation or create or assume any liability for borrowed money other than obligations to trade creditors incurred in the ordinary course of business;

    (ii) create, assume or suffer to exist any mortgage, pledge or other encumbrance upon any of this corporation's properties or assets now owned or hereafter acquired;

   (iii) declare or pay any stock dividend or apply any property or assets to the purchase, acquisition, redemption or other retirement of any shares of stock of this corporation, directly or indirectly;

EXHIBIT 3(a)

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APPOINTMENT OF STATUTORY AGENT FOR SERVICE
DOMESTIC CORPORATION

41-4 REV. 4-44
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                                                                  For office use
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                                                                  ACCOUNT NO.
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                                                                  INITIALS
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TO: THE SECRETARY OF THE STATE OF CONNECTICUT

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NAME OF CORPORATION

                         H.L. Funding Company, Inc.
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                                   APPOINTMENT

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The above corporation appoints as its statutory agent for service, one of the following:
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NAME OF NATURAL PERSON               BUSINESS ADDRESS                   ZIP CODE
WHO IS RESIDENT OF CONNECTICUT       200 Hopmeadow Street, Simsbury, CT  06089
Bruce D. Gardner, Secretary          -------------------------------------------
General Counsel of Hartford Life     RESIDENCE ADDRESS                  ZIP CODE
Insurance Company                    13 Stonewall Ridge Road, Newtown, CT  06470
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NAME OF CONNECTICUT CORPORATION      ADDRESS OF PRINCIPAL OFFICE IN CONN. (If
                                     none, enter address of appointee's
                                     statutory agent below)

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NAME OF CORPORATION not Organized    ADDRESS OF PRINCIPAL OFFICE IN CONN  (If
under the law of Conn.*              none, enter "Secretary of the State of
                                     Connecticut")
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*Which has produced a Certificate of Authority to transact business or conduct affairs in this way.

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                                  AUTHORIZATION

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ORIGINAL              NAME OF INCORPORATOR (Print or type)
APPOINTMENT           H. James Blakeslee
                      -------------------------------------------------
(Must be signed       NAME OF INCORPORATOR (Print or type)
by a majority of
Incorporators.)       -------------------------------------------------
                      NAME OF INCORPORATOR (Print or type)

                      -------------------------------------------------
                      SIGNED (Incorporator)
                      /s/ H. James Blakeslee
                      -------------------------------------------------
                      SIGNED (Incorporator)

                      -------------------------------------------------
                      SIGNED (Incorporator)

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                                                                    DATE  2-4-93
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SUBSEQUENT            NAME OF PRESIDENT, VICE PRESIDENT OR SEC.
APPOINTMENT           -------------------------------------------------
                      SIGNED (President or Vice President or Secretary)
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DATE
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                                   ACCEPTANCE

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Accepted:  NAME OF STATUTORY AGENT FOR SERVICE (Print or Type)
           Bruce D. Gardner
           ---------------------------------------------------------------------
           SIGNED STATUTORY AGENT FOR SERVICE
           /s/ Bruce D. Gardner
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                           FILING FEE    CERTIFICATION FEE     TOTAL FEES
                           $             $                     $
                           -----------------------------------------------------
                           SIGNED
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For Office                 CERTIFIED                    INITIALS
use only                   -----------------------------------------------------

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                           CARD          LIST                  PROOF
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